Acquisition of Ship-to-Ship Transfer Business - Summarized Consolidated Pro Forma Financial Information (Detail) - Ship to Ship Transfer Business [Member] $ / shares in Units, $ in Thousands	9 Months Ended
Sep. 30, 2015 USD ($) $ / shares
Business Acquisition [Line Items]
Revenues | $	$ 385,465
Net Income | $	$ 125,274
Earnings per common share:
Basic (usd per share) | $ / shares	$ 0.97
Diluted (usd per share) | $ / shares	$ 0.97